SCHEDULE 14A INFORMATION
                                 Proxy Statement Pursuant to Section 14(a)
                                  of the Securities Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:
        Preliminary Proxy Statement
        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
        Definitive Proxy Statement
        Definitive Additional Materials
        Soliciting Material Pursuant to ss.240-14a-11(c) or ss.240-14a-12

                    The Herzfeld Caribbean Basin Fund, Inc.
                (Name of Registrant as Specified in its Charter)


            (Name of Person(s) Filing Proxy Statement, if other than the
                                        Registrant)

Payment of Filing Fee (Check the appropriate box):
        No fee required.
        Fee computed on table below per Exchange Act Rules 14a-
        6(i)(1) and 0-11
        1) Title of each class of securities to which transaction applies:


        2) Aggregate number of securities to which transaction applies:


        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


        4)      Proposed maximum aggregate value of transaction:


        5)      Total fee paid:


        Fee paid previously with preliminary materials.
        Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)      Amount Previously Paid:

        2)      Form, Schedule or Registration Statement No.:

        3)      Filing Party:

        4)      Date Filed:


                                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                             OCTOBER 10, 1997


TO THE SHAREHOLDERS OF
     THE HERZFELD CARIBBEAN BASIN FUND, INC.:

     The Annual Meeting of Shareholders of The Herzfeld Caribbean
Basin Fund, Inc. (the "Fund") will be held on October 10, 1997 at
2:00 p.m., at the library of Portofino Towers, 300 South Pointe
Drive, Miami Beach, FL 33139, for the following purposes:

         (1)              the election of three directors;

         (2)              to ratify or reject the selection of
                          independent accountants made by the Board of Directors for the year ending June 30, 1998;

         (3)              to transact such other business as may
                          properly come before the meeting and any adjournments thereof.

     The subjects referred to above are discussed in detail in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on July 30, 1997 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in order that the meeting can be held without additional expense and a maximum number of shares may be voted.

                                          CECILIA GONDOR-MORALES
                                                 Secretary

                                 YOUR VOTE IS IMPORTANT
                NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE
ENCLOSED PROXY CARD, DATE, SIGN AND RETURN IT IN THE
ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE
AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.  IN
ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF
FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING
YOUR PROXY PROMPTLY.  THE PROXY IS REVOCABLE AT ANY TIME
PRIOR TO ITS USE.

                                  The Herzfeld Caribbean Basin Fund, Inc.
                                  P.O. Box 161465, Miami, Florida 33116


                                 PROXY STATEMENT

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 10, 1997

     This statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the library of Portofino Towers 300 South Pointe Drive, Miami Beach, FL 33139, on October 10, 1997 at 2:00 p.m. Shareholders who attend the meeting should state to the security guard at the door that they are attending the Annual Meeting of the Fund, and ask for Mr. Herzfeld.

     Proxies may be solicited by mail, telephone, telegraph and personal interview. The Fund has also requested brokers, dealers, banks or voting trustees, or their nominees to forward proxy material to the beneficial owners of stock of record. The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the meeting and vote your shares in person. The cost of soliciting proxies will be paid by the Fund. This proxy statement is expected to be distributed to shareholders on or about August 29, 1997.

     THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR EACH OF THE NOMINATED DIRECTORS, FOR THE RATIFICATION OF THE SELECTION OF THE FUND'S INDEPENDENT ACCOUNTANTS AND TO TRANSACT SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

     On July 30, 1997, the date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting, or any adjournment thereof, there were issued and outstanding 1,677,636 shares of Common Stock of the Fund, each entitled to one vote, constituting all of the Fund's then outstanding securities.

     At the Annual Meeting, a quorum shall consist of the holders of a majority of the outstanding shares of the Common Stock of the Fund entitled to vote at the meeting. If a quorum is present, a plurality of all votes cast at the Annual Meeting shall be sufficient for the election of a director (Proposal 1). The affirmative vote of more than 50% of the shares voted at the Annual Meeting, assuming a quorum is present, is required for the ratification of the selection of Kaufman, Rossin & Co. as independent accountants of the Fund (Proposal 2). Under Maryland law, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Annual Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether matters to be voted upon at the Annual Meeting have been approved.

     The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended June 30, 1997 to any shareholder requesting such report. Requests for the annual report should be made in writing to the Fund at the address set forth above or by calling the Fund at 800-854-3863, or for Florida residents, 800-718-3863.

                                          ELECTION OF DIRECTORS
                                               (Proposal 1)

     Three directors are to be elected at the Annual Meeting to hold office for a term of three years and until their successors shall have been elected and shall have qualified. Pursuant to the Fund's By-Laws, the directors are classified into three classes with respect to the year of expiration of their terms of office. Because the Fund's Class I directors' initial terms of office will expire in 1997, the Annual Meeting is being held for the election of Class I directors. The Class II and Class III directors' terms of office will expire in 1998 and 1999, respectively.

     In addition, the Board of Directors voted unanimously to increase the number of Directors of the Fund to six, pursuant to authority provided in the Fund's By-Laws. Having created a director position that was then vacant, the Board voted unanimously at a telephonic meeting on August 6, 1997 to appoint Ted S. Williams to fill the vacancy. Mr. Williams is included with the nominees listed below.

     If authority is granted on the accompanying proxy to vote in the election of directors, it is the intention of the persons named in the proxy to vote at the Annual Meeting for the election of the nominees named below, each of whom has consented to being named in this proxy statement and to serve if elected. If any of the nominees is unavailable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees selected by the Board of Directors, or the Board may reduce the number of directors as provided in the Fund's By-Laws. The Fund currently knows of no reason why any of the nominees listed below would be unable or unwilling to serve if elected. All of the nominees are currently directors of the Fund, whose term expires on the date of the Annual Meeting, or when their successors are elected and qualify.

     Certain information regarding each of the nominees as well as the current executive officers of the Fund is set forth below.


Nominees for Directors

Name and                               Year First  Shares Owned   Percent Owned
Position         Principal Occupation  Became      Beneficially   Beneficially
with Fund (Age)  for past five years   Director    July 30, 1997  July 30, 1997

Bergthor F.      Chairman of Aerotech
  Endresen       World Trade Corp.     1993         5,505          .33%
Director (76)

Hubert Marleau   Chairman and CEO,
Director (53)    Marleau Lemire
                 Securities            1996          0              0

Ted S. Williams  Vice President
Director (35)    Thomas J. Herzfeld
                 & Co., Inc.
                 Vice President,
                 Thomas J. Herzfeld
                 Advisors, Inc.        1997         1,000          .06%



Name and              Position      Principal      Shares Owned   Percent Owned
Position              Since         Occupation     Beneficially   Beneficially
with Fund                           or Employment  July 30, 1997  July 30, 1997
(Age)
Thomas J. Herzfeld<F1> 1993         Chairman
Director (52)                       and President
                                    Thomas J. Herzfeld
                                    & Co.,Inc. and Thomas
                                    Herzfeld Advisors, Inc.   30,473   1.8%

Cecilia Gondor-
Morales<F1>            1993         Executive Vice President
Director, Treasurer &               Thomas J. Herzfeld & Co.,
Secretary (35)                      Inc. and Thomas J.
                                    Herzfeld Advisors, Inc.   1,400    .08%

Bergthor F. Endresen   1993        See "Nominees for
Director (76)                      Directors" above           5,505    .33%

Hubert Marleau         1996        See "Nominees for
Director (53)                      Directors" above           0         0

Kenneth A. B. Trippe   1993        Chairman of Cruse          2,000    .12%
Director (64)                      Brokers,Inc. and
                                   Trippe & Company,
                                   Inc.

Ted S. Williams<F1>     1997       See "Nominees for
Director (35)                      Directors" above          1,000     .06%
________________

<F1>    An "interested person" (as defined in the Investment Company Act of
        1940) of the Fund because he/she is an officer and employee of the Fund's investment adviser.

     The Board of Directors of the Fund held four regular meetings during the Fund's fiscal year ended June 30, 1997. Each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of each committee of which he was a member. The Audit Committee of the Board currently consists of Messrs. Endresen, Marleau and Trippe, none of whom is an "interested person" of the Fund. The Audit Committee reviews the scope of the audit by the Fund's independent accountants, confers with the accountants with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund, and makes recommendations with respect to the selection of accountants for the Fund. The Audit Committee met once during the fiscal year ended June 30, 1997. The Board does not have a nominating or compensation committee. The Fund pays those directors who are not "interested persons" of the Fund $1,000 per year in addition to $400 for each meeting of the Board attended by him, plus reimbursement for expenses. Such fees totaled $7,000 for the fiscal year ended June 30, 1997.

     As of July 30, 1997, directors and executive officers beneficially owned an aggregate 2.41% of the Fund's outstanding shares on that date.

     The aggregate compensation paid by the Fund to each of its directors serving during the fiscal year ended June 30, 1997 is set forth in the compensation table below. Mr. Herzfeld, Ms. Gondor-Morales and Mr. Williams receive no direct compensation for their services on the Fund's Board.

                                                                   From Fund
                                         Total Compensation        and Fund
                        Aggregate        Pension or Retirement     Complex
Name of Person and      Compensation     Benefits Accrued          Paid to
Position with Fund      from the Fund    as Part of Fund Expenses  Directors

Thomas J. Herzfeld<F1>
President and Director  $0               $0                        $0

Cecilia Gondor-
Morales<F1>
Director, Treasurer,
 & Secretary            $0               $0                        $0

Bergthor F. Endresen
Director                $2,200           $0                        $2,200

Hubert Marleau
Director                $2,600           $0                        $2,600

Kenneth A. B. Trippe
Director                $2,200           $0                        $2,200

<F1>   "Interested person" of the Fund as defined by Section 2(a)(19) of the
       Investment Company Act of 1940.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S SHAREHOLDERS
VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

RATIFICATION OR REJECTION OF
APPOINTMENT OF INDEPENDENT ACCOUNTANTS
(Proposal 2)

     Kaufman, Rossin & Co., 2699 South Bayshore Drive, Miami, Florida 33133, independent accountants for the Fund, has examined the Fund's financial statements for the fiscal year ended June 30, 1997, and in connection therewith has reported on the financial statements of the Fund, prepared the Fund's tax returns and reviewed certain filings of the Fund with the Securities and Exchange Commission. Kaufman, Rossin & Co. has not performed any other services for the Fund. The Audit committee of the Board of Directors met on June 11, 1997 and recommended the selection of Kaufman, Rossin & Co. as independent accountants for the Fund for the fiscal year ending June 30, 1998. At a meeting held on June 11, 1997, the Board of Directors, including a majority of those directors who are not "interested persons" of the Fund, after considering the recommendation of the Audit Committee, selected Kaufman, Rossin & Co. to act as independent accountants for the Fund for the year ending June 30, 1998. Under the Investment Company Act of 1940, such selection must be submitted to shareholders for ratification or rejection at the Annual Meeting.

     A representative of Kaufman, Rossin & Co. is expected to be present at the meeting and will have the opportunity to respond to appropriate questions from shareholders and to make such statements as desired.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" THE SELECTION OF KAUFMAN, ROSSIN & CO. AS THE FUND'S
INDEPENDENT ACCOUNTANTS.


                                          ADDITIONAL INFORMATION

     HERZFELD/CUBA (the "Adviser"), a division of Thomas J. Herzfeld Advisors, Inc., with offices at The Herzfeld Building, P.O. Box 161465, Miami, Florida 33116, serves as the Fund's investment adviser pursuant to an Investment Advisory Contract dated June 24, 1993. The Adviser also provides certain administration services to the Fund, but the Fund has no formal administrative contract. Mr. Herzfeld, Ms. Gondor-Morales and Mr. Williams, directors of the Fund, are executives of the Adviser.

     Thomas J. Herzfeld & Co., Inc., P.O. Box 161465, Miami,
Florida 33116, acted as Underwriter to the Fund.


                              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of July 30, 1997, there were no persons known by the Fund to own beneficially more than 5% of the outstanding voting shares of the Fund.


                                           SHAREHOLDER PROPOSALS

     Proposals intended to be presented by shareholders for consideration at the 1998 Annual Meeting of Shareholders must be received by the Secretary of the Fund no later than June 15, 1998 in order to be included in the proxy statement for that meeting.

     To submit a proposal, a shareholder must own 1% or $1,000 worth of shares of the Fund for at least one year, and must own those shares through the date of the 1998 Annual Meeting. Shareholders who qualify may submit only one proposal per Annual Meeting, and the proposal may be no longer than 500 words.


                             REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

     The Annual Report to Shareholders of the Fund, including audited financial statements of the Fund for the fiscal year ended June 30, 1997, is available from the Fund. The Annual Report should be read in conjunction with this Proxy Statement, but is not part of the proxy soliciting material. A copy of the Annual Report may be obtained from the Fund, without charge, by contacting the Fund in writing at the address on the cover of this Proxy Statement, or by calling 800-854-3863 (for Florida residents, 800-718-3863).

                                               OPEN MATTERS

     The management does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy
Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

                                      By Order of the Directors,

                                      Cecilia Gondor-Morales
                                      Director, Treasurer & Secretary
                                      The Herzfeld Caribbean Basin Fund, Inc.

Dated:  August 29, 1997

     IF YOU CANNOT ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION
TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.